EXHIBIT 10.1

                     Column Mortgage Loan Purchase Agreement

                                  See attached

                                                                  EXECUTION COPY

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)



                                       and



                             COLUMN FINANCIAL, INC.
                                    (Seller)


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                        MORTGAGE LOAN PURCHASE AGREEMENT


                            Dated as of April 1, 2008

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                                TABLE OF CONTENTS



Section 1.   Transactions on or Prior to the Closing Date......................
Section 2.   Closing Date Actions..............................................
Section 3.   Conveyance of Mortgage Loans......................................
Section 4.   Depositor's Conditions to Closing.................................
Section 5.   Seller's Conditions to Closing....................................
Section 6.   Representations and Warranties of Seller..........................
Section 7.   Obligations of Seller.............................................
Section 8.   Crossed Loans.....................................................
Section 9.   Representations and Warranties of Depositor.......................
Section 10.  Survival of Certain Representations, Warranties and Covenants.....
Section 11.  Transaction Expenses..............................................
Section 12.  Recording Costs and Expenses......................................
Section 13.  Notices...........................................................
Section 14.  Examination of Mortgage Files.....................................
Section 15.  Successors........................................................
Section 16.  Governing Law.....................................................
Section 17.  Severability......................................................
Section 18.  Further Assurances................................................
Section 19.  Counterparts......................................................
Section 20.  Treatment as Security Agreement...................................
Section 21.  Recordation of Agreement..........................................
Section 22.  Notice of Exchange Act Reportable Events..........................

Schedule I   Schedule of Transaction Terms
Schedule II  Mortgage Loan Schedule
Schedule III Mortgage Loans Constituting Crossed Groups
Schedule IV  Mortgage Loans with Lost Notes
Schedule V   Exceptions to Seller's Representations and Warranties
Exhibit A    Representations and Warranties Regarding the Mortgage Loans
Exhibit B    Form of Lost Note Affidavit

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of April 1, 2008, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement specified on such Schedule of Transaction Terms.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "Trustee") or its designee, pursuant to an arrangement between Seller and the Trustee; provided, however, that, item (xvi) in the definition of Mortgage File (below) shall be delivered to the Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; and provided, further, that Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under such item (xvi) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date, which period may be extended by thirty (30) days as provided in the Pooling and Servicing Agreement. In addition, prior to such assignment or amendment of a letter of credit, Seller will take all necessary steps to enable the Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the Master Servicer.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates, the sale of the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and the sale of the Private Certificates by Depositor to the Initial Purchasers pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

                  (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that Depositor and Seller have mutually agreed upon as the "Net Securitization Proceeds/Fees" under the heading "Column Financial Share" in the Closing Statement (which amount includes, without limitation, accrued interest and is less those costs and expenses to be paid by Seller, including those expenses to be paid pursuant to Section 11 hereof).

                  (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall transfer all of its right, title and interest in, to and under the Mortgage Loans to the Trustee (for the benefit of the Holders of the Certificates) in exchange for the issuance of the Certificates to or at the direction of Depositor.

                  (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchasers, and the Initial Purchasers shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

                  (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchasers will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to Seller's receipt of the Mortgage Loan Purchase Price, Seller does hereby assign, transfer, set over and otherwise convey, without recourse, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in Section 20(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. The parties acknowledge that such assignment, transfer, setting over and other conveyance shall not be construed to limit any obligation of Seller and any servicing rights of KeyCorp Real Estate Capital Markets, Inc. under that certain servicing rights purchase agreement, dated as of April 1, 2008, between Seller and KeyCorp Real Estate Capital Markets, Inc. The Mortgage File for each Mortgage Loan (other than the 450 Lexington Avenue
Loan) shall contain the following documents on a collective basis:

                  (i) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the applicable Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1, without recourse, representation or warranty, express or implied";

                  (ii) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office,
      (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

                  (iii) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1";

                  (iv) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator of the Mortgage Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

                  (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective and in recordable form under applicable law);

                  (vi) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller;

                  (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

                  (viii) originals or copies of all (A) assumption agreements,
      (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

                  (ix) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company, or an interim binder that is "marked up" as binding and countersigned by the title company, which in any case is binding on the title insurance company), insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

                  (x) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

                  (xi) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording (including the filing number or other similar filing information) acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as CSC/LexisNexis Document Solutions, Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection of) the security interest held by the applicable Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

                  (xii) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

                  (xiii) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents;

                  (xiv) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related account control agreement;

                  (xv) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);

                  (xvi) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the Master Servicer and copies thereof shall be delivered to the Trustee;

                  (xvii) any related environmental insurance policies and any environmental guarantees or indemnity agreements or copies thereof;

                  (xviii) the original or a copy of the ground lease and ground lease estoppels, if any, and of any amendments, modifications or extensions thereto, if any;

                  (xix) the original or copy of any property management agreement;

                  (xx) without duplication with clause (xiii) above, a copy of the mortgage note evidencing the related B Loan, if any;

                  (xxi) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties; and

                  (xxii) a checklist of the related Mortgage Loan Documents included in the subject Mortgage File.

            With respect to the 450 Lexington Avenue Loan, the Mortgage File shall contain the following documents on a collective basis:

            (a) the original Note (or, if the original executed Note has been lost, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the applicable Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form:
"Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1, without recourse, representation or warranty, express or implied";

            (b) a copy of the executed 450 Lexington Avenue Intercreditor Agreement;

            (c) a copy of the 450 Lexington Avenue Servicing Agreement; and

            (d) a copy of the documents that make up the "Servicing File" under the 450 Lexington Avenue Servicing Agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan (other than the 450 Lexington Avenue Loan), Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to Mortgages), (iv) (relating to Assignments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents)(other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) (relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the delivery requirements of such last sentence of such first paragraph of this Section 3 should be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File; provided that Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee and the Master Servicer a duplicate original or true copy of such document or instrument (certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or photocopy of the original thereof submitted for recording or filing) on the Closing Date; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee (with a copy thereof to the Master Servicer) either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days provided that Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan (other than the 450 Lexington Avenue Loan), Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to Mortgages), (iv) (relating to Assigments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) (relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy or duplicate original of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.

            Notwithstanding the foregoing, in the event that Seller fails, as to any Mortgage Loan, to deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement, solely because such UCC Financing Statement has not been returned to Seller by the applicable public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee or its designee (with a copy to the Master Servicer) upon its return from the applicable filing or recording office, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

            Notwithstanding the foregoing, Seller may elect, at its sole cost and expense, to engage a third-party contractor to prepare or complete in proper form for filing or recording any and all of the assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (iii), (v), and (xi) of the last sentence of the first paragraph of this Section 3 (collectively, the "Assignments"), to submit such Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver such Assignments to the Trustee or its designee (with a copy to the Master Servicer) as such Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on Seller.

            Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the Master Servicer) at the direction of the Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to the Mortgage Loans and constituting the related Servicing Files (as defined in the Pooling and Servicing Agreement).

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File," if there exists with respect to any group of Crossed Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Loans in such group of Crossed Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Loans in such group of Crossed Loans, shall be deemed to constitute the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Loan.

            Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the Master Servicer).

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents that constitute the Servicer File with respect to the related Mortgage Loan shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection Account.

            Seller shall, under generally accepted accounting principles, report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

            After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

                  (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

                  (ii) the Mortgage Loan Schedule;

                  (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6 (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

                  (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

                  (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

                  (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

            (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and the Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                  (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                  (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller. Seller represents and warrants to Depositor as of the date hereof, as follows:

                  (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

                  (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

                  (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans.

                  (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

                  (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

                  (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

                  (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchasers.

                  (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

                  (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

                  (xiii) At the Time of Sale (as defined in the Indemnification Agreement), the information set forth in any Disclosure Information (as defined in the Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities--Sponsors and Mortgage Loan Sellers," "--The Underlying Mortgage Loans" and "--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors and Mortgage Loan Sellers" and "Description of the Underlying Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail (as defined in the Indemnification Agreement); provided that, the Seller makes no representation or warranty to the extent that any such untrue statement or omission or alleged untrue statement or omission was made as a result of an error in the manipulation of, or an error in any calculations based upon, or an error in any aggregation (other than an aggregation made in the Loan Detail by the Seller) of, the numerical, financial and/or statistical information regarding the Mortgage Loan Seller Information (as defined in the Indemnification Agreement).

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

            If any Certificateholder, the Master Servicer, the Special Servicer or the Trustee discovers or receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception Report), as of the date hereof in Section 6(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in any such case, a "Breach"), or discovers or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" described in the immediately following paragraph) in the related Mortgage File), such party shall give notice to the Master Servicer, the Special Servicer, the Trustee and the Rating Agencies. If the Master Servicer or the Special Servicer determines that such Breach or Defect materially and adversely affects the value of any Mortgage Loan or REO Trust Mortgage Loan or the interests of the Holders of any Class of Certificates (in which case such Breach or Defect shall be a "Material Breach" or a "Material Defect," as applicable), it shall give prompt written notice of such Breach or Defect to the Depositor, the Trustee, the Master Servicer, the Special Servicer and the Seller and shall request that the Seller not later than the earlier of 90 days from the receipt by the Seller of such notice or discovery by the Seller of such Breach or Defect (subject to the second succeeding paragraph, the "Initial Resolution Period"):
(i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Trust Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that Seller shall have an additional 90 days to cure such Material Breach or Material Defect if all of the following conditions are satisfied: (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period; (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code); (iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period; and (iv) Seller has delivered to the Rating Agencies, the Master Servicer, the Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period. If there exists a Breach of any representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds to the Collection Account) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Trust Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Trust Mortgage Loan(s) after the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Trust Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the Master Servicer or the Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (ix) (relating to evidence of title insurance) of the last sentence of the first paragraph of
Section 3 hereof; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation; (e) the absence from the Mortgage File (or the Servicer File) of any required original letter of credit (as required in the provisos of Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; (f) the absence from the Mortgage File of the original or a copy of any required ground lease; or (g) solely in the case of a Mortgage Loan secured by a Mortgaged Property operated as a hospitality property, the absence from the Mortgage File of the related franchise agreement and/or franchisor comfort letter. In addition, Seller shall cure any Defect described in clause (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach," as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice (pursuant to this Section 7) with respect to, or its discovery of, such Defect or Breach (which period shall not be subject to extension).

            If Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Loan that is a part of a Crossed Group (as defined below) and (iii) the applicable Breach or Defect does not otherwise constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group in accordance with the provisions of this Section 7 unless such other Crossed Loans satisfy the Crossed Trust Mortgage Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Loans satisfy the Crossed Trust Mortgage Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Trust Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal have been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Crossed Group" is any group of Mortgage Loans identified as a Crossed Group on Schedule III to this Agreement.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for a cure of a Material Breach or Material Defect in this Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds, shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

            It is understood and agreed that the obligations of Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to Depositor and its successors and assigns respecting any Breach or Defect affecting a Mortgage Loan.

            Section 8. Crossed Loans. With respect to any Crossed Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected Crossed Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify, upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of such Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Section 9. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 10. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 12 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 11. Transaction Expenses. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in Section 12 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, an expense shall be paid by the party incurring such expense).

            Section 12. Recording Costs and Expenses. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 13. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, at One Madison Avenue, 8th Floor, New York, New York, 10010, Telecopy No.: (917) 326-8433), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, Telecopy No.: (404) 239-0419, or such other address or telecopy number as may be designated by Seller to Depositor in writing.

            Section 14. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 15. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and permitted assigns, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of Seller and Depositor and their respective successors and permitted assigns and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in the Indemnification Agreement, relating to, among other things, information regarding the Mortgage Loans in the Prospectus Supplement and the Offering Circular, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchasers and any person or persons who control Depositor, the Underwriters or the Initial Purchasers within the meaning of
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in
Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 17. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 18. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 19. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 20. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                  (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                  (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

            (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            Section 21. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

            Section 22. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use commercially reasonable efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) Business Day of become aware of such event giving rise to such disclosure and in any event no later than two (2) Business Days of the Seller becoming aware of such event, and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) Business Days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon the filing of the Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 12.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Exchange Act.

                                    * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.

                               COLUMN FINANCIAL, INC.,
                               as Seller


                               By: /s/ Reese Mason
                                  ------------------------------------------
                                  Name: Reese Mason
                                  Title: Vice President



                               CREDIT SUISSE FIRST BOSTON MORTGAGE
                               SECURITIES CORP.,
                                  as Depositor


                               By: /s/ Jeffrey Altabef
                                  ------------------------------------------
                                  Name: Jeffrey Altabef
                                  Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of April 1, 2008, between Column Financial, Inc. and Credit Suisse First Boston Mortgage Securities Corp. Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated March 28, 2008, among Column Financial, Inc. (solely with respect to its obligations under Section 12 thereof), Depositor and the Initial Purchasers.

            "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates,
Series 2008-C1.

            "Closing" shall have the meaning given that term in Section 2 of this Agreement.

            "Closing Date" means April 18, 2008.

            "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Crossed Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Crossed Group" shall have the meaning given such term in Section 7 of this Agreement.

            "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in April 2008.

            "Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Depositor" shall have the meaning given such term in the first sentence of this Agreement.

            "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
Section 6(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Indemnification Agreement" means that certain indemnification agreement, dated as of March 28, 2008, among the Underwriters, the Initial Purchasers, Column and the Depositor.

            "Initial Purchasers" means Credit Suisse Securities (USA) LLC and Morgan Stanley and Co. Incorporated.

            "Initial Resolution Period" shall have the meaning given such term in Section 7 of this Agreement.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

            "Material Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Material Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1 of this Agreement).

            "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

            "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

            "Offering Circular" means the confidential offering circular dated March 28, 2008, describing certain classes of the Private Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of April 1, 2008, among Depositor, the Master Servicer, the Special Servicer and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

            "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

            "Prospectus" means the Prospectus dated March 18, 2008, that is a part of Depositor's registration statement on Form S-3 (File No. 333-141613).

            "Prospectus Supplement" means the Prospectus Supplement, dated March 28, 2008, relating to the Publicly Offered Certificates.

            "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-AB, Class A-3 and Class A-1-A Certificates.

            "Seller" shall have the meaning given such term in the first sentence of this Agreement.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan that are required to be included in the related Servicer File pursuant to Section 3 (subject to the first proviso in Section 1).

            "Trust Fund" shall have the meaning given such term in Recital II of this Agreement.

            "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

            "Underwriters" means Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc.; provided that Deutsche Bank will not act as an Underwriter with respect to the Class A-2 Certificates.

            "Underwriting Agreement" means the Underwriting Agreement, dated March 28, 2008, among Depositor, Column Financial, Inc. (solely with respect to its obligations under Section 12 thereof) and the Underwriters.

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                 [See Attached]

Commercial Mortgage Pass-Through Certificates Series 2008-C1
Schedule II




 #                Property Name                                 Address
----   -----------------------------------   ---------------------------------------------
1      Waikiki Beach Walk Retail             226 and 227 Lewers Street
2      450 Lexington Avenue                  450 Lexington Avenue
3      1100 Executive Tower                  1100 West Town and Country Road
4      Killeen Mall                          2100 South W.S. Young Drive
5      McHugh Marriott Hilton Portfolio
5.1    Hampton Inn Mt. Vernon                221 Potomac Boulevard
5.2    Courtyard Inn Southport Crossing      4650 Southport Crossings Drive
5.3    Hampton Inn Joplin                    3107 East 36th Street
5.4    Hilton Garden Inn Joplin              2644 East 32nd Street
5.5    Hampton Inn Marion                    2710 West Deyoung Street
5.6    Hampton Inn Anderson                  2312 Hampton Drive
5.7    Fairfield Inn Indianapolis            4504 Southport Crossings Drive
5.8    Fairfield Inn Collinsville            4 Gateway Drive
5.9    Fairfield Inn Joplin                  3301 South Range Line Road
7      Charlotte Multifamily Portfolio
7.1    Sharon Pointe                         5626 Sharon Pointe Road
7.2    Wexford                               1811 Wexford Meadows Lane
7.3    Waters Edge                           100 Waterview Drive
7.4    Highland Ridge                        2452 Bellemeade Street
7.5    Marion Ridge                          1829 East Marion Street
9      Lakeside Apartments (Phase II)        200 Lake Club Court
10     Radisson Hotel Dallas North           1981 North Central Expressway
12     Holiday Inn Dallas North              1655 North Central Expressway
13     Harvard Market                        1401 Broadway Avenue
15     Stones Crossing                       1364 Riverview Road
16     Grand Eagle                           50 Glenwood Road
19     Arbors of Olmsted                     27380 Cook Road
20     Holiday Inn Express Brooksville       14112 Cortez Boulevard
21     Hampton Inn Spring Hill               1344 Commercial Way
24     Hampton Inn - Erie                    8050 Oliver Road
25     Henderson Commons                     2720, 2906, 2912, 2920, 3010 Henderson Avenue
27     Stoney Run Apartments                 617 and 635 Marks Road
33     Pacific Plaza                         2382, 2390, and 2396 Crenshaw Boulevard
34     Barron's Promenade Shopping Center    1850 Scenic Highway
35     Singing River Apartments              3605 Gautier Vancleave Road
36     The Creek at Stone Oak                20322 and 20330 Huebner Road
37     Rochester New York Retail Portfolio
37.1   Bay Center Plaza                      1217 Bay Road
37.2   Northampton Towne Center              3208 Latta Road
39     The Shoppes at Monarch                12701 Miramar Parkway
42     46-01 20th Avenue                     46-01 20th Avenue
43     Holiday Inn Express Petersburg        5679 Boydton Plank Road
44     Uintah Plaza                          1147-1169 West Highway 40
46     ProSouth Office Building              412 South Court Street
47     George Portfolio (2)
47.1   Pixley Retail                         3225 North 5th Street
47.2   Allentown Pike                        8472 Allentown Pike
48     Webster Parc                          975 Ridge Road
49     Waterstone I & II                     34484 & 34572 North US Highway 45
50     Shoppes at Fairlawn                   7335 - 7351 Lee Highway
52     Mission Village Shopping Center       16815-16859 & 16909 Q Street
55     Lake Bonny MHP                        30 Bonisee Circle
56     Peoria Strip Center                   5112 West Peoria Avenue
57     Bennington Greenlane Townhomes        55 Bennington Drive
58     Rugby Apartments                      4 University Circle
59     Bruno's Shopping Center               1510 East Glenn Avenue
60     Cedar Village MHP                     15814 East Colfax Avenue


                                                                    Net                                           Rem.
                                   Zip        Mortgage            Mortgage          Original       Cut-off      Term to
 #           City         State   Code          Rate                Rate            Balance      Balance (1)    Maturity
----   ----------------   -----   -----   ----------------    ----------------    ------------   ------------   --------
 1         Honolulu        HI     96815             5.3870%             5.3644%   $130,310,000   $130,310,000        111
 2         New York        NY     10017       7.0425580645%       7.0199580645%   $110,000,000   $110,000,000         51
 3          Orange         CA     92868   5.40937977653626%   5.38677977653626%    $89,500,000    $89,500,000         49
 4         Killeen         TX     76543             5.8390%             5.8164%    $82,000,000    $82,000,000        111
 5                                                  7.4600%             7.4374%    $51,080,000    $51,003,260        118
5.1      Mount Vernon      IL     62864                                             $7,470,000     $7,458,777
5.2      Indianapolis      IN     46237                                             $7,177,000     $7,166,218
5.3         Joplin         MO     64804                                             $7,010,000     $6,999,468
5.4         Joplin         MO     64804                                             $6,930,000     $6,919,589
5.5         Marion         IL     62959                                             $6,230,000     $6,220,640
5.6        Anderson        IN     46013                                             $6,080,000     $6,070,866
5.7      Indianapolis      IN     46237                                             $3,764,000     $3,758,345
5.8      Collinsville      IL     62234                                             $3,350,000     $3,344,967
5.9         Joplin         MO     64804                                             $3,069,000     $3,064,389
 7                                                  6.0500%             6.0274%    $33,465,000    $33,465,000         50
7.1       Charlotte        NC     28215                                            $10,330,000    $10,330,000
7.2       Charlotte        NC     28262                                             $6,825,000     $6,825,000
7.3        Concord         NC     28027                                             $6,670,000     $6,670,000
7.4       High Point       NC     27263                                             $5,580,000     $5,580,000
7.5         Shelby         NC     28152                                             $4,060,000     $4,060,000
 9     Charlottesville     VA     22902             5.6800%             5.6574%    $19,135,000    $19,135,000        116
10        Richardson       TX     75080             8.2300%             8.2074%    $16,785,000    $16,750,852         58
12        Richardson       TX     75080             6.7500%             6.7274%    $16,000,000    $15,923,181        116
13         Seattle         WA     98122             6.2810%             6.2459%    $12,500,000    $12,500,000        117
15        Rock Hill        SC     29732             6.6100%             6.5874%     $7,037,500     $7,025,003        118
16        Greenville       SC     29615             6.6100%             6.5874%     $4,683,500     $4,675,183        118
19     Olmsted Township    OH     44138             5.8500%             5.8149%     $9,200,000     $9,200,000        118
20       Brooksville       FL     34613             6.5400%             6.5049%     $4,900,000     $4,879,579        115
21       Spring Hill       FL     34606             6.5400%             6.5049%     $4,300,000     $4,282,080        115
24           Erie          PA     16509             6.5700%             6.5474%     $8,550,000     $8,522,402        116
25          Dallas         TX     75206             6.5100%             6.4749%     $7,850,000     $7,817,065        115
27        Brunswick        OH     44212             5.8900%             5.8549%     $7,700,000     $7,700,000        117
33         Torrance        CA     90501             5.6400%             5.6174%     $6,000,000     $6,000,000        115
34        Snellville       GA     30078             7.0950%             7.0724%     $5,489,348     $5,473,715        116
35         Gautier         MS     39553             6.6650%             6.6424%     $5,100,000     $5,068,349        115
36       San Antonio       TX     78258             6.5900%             6.5549%     $4,900,000     $4,900,000        117
37                                                  6.8100%             6.7874%     $4,910,000     $4,898,328        117
37.1       Webster         NY     14580                                             $2,553,200     $2,547,131
37.2        Greece         NY     14612                                             $2,356,800     $2,351,197
39         Miramar         FL     33027             5.7700%             5.7474%     $4,500,000     $4,500,000        115
42         Astoria         NY     11105             6.7350%             6.7124%     $4,000,000     $3,987,579        116
43        Petersburg       VA     23803             6.9100%             6.8749%     $4,000,000     $3,984,670        116
44          Vernal         UT     84078             6.2000%             6.1649%     $4,000,000     $3,964,294        110
46         Florence        AL     35630             5.8800%             5.8174%     $3,600,000     $3,569,345        111
47                                                  6.5850%             6.5624%     $3,257,000     $3,243,562        115
47.1       Reading         PA     19605                                             $1,913,907     $1,906,011
47.2       Blandon         PA     19510                                             $1,343,093     $1,337,551
48         Webster         NY     14580             6.6200%             6.5849%     $3,225,000     $3,225,000        119
49        Third Lake       IL     60030             5.9400%             5.9049%     $2,935,000     $2,935,000        105
50         Radford         VA     24141             6.6100%             6.5874%     $2,670,000     $2,670,000        115
52          Omaha          NE     68135             6.5300%             6.5074%     $2,450,000     $2,439,767        117
55         Lakeland        FL     33801             6.7500%             6.7274%     $1,879,000     $1,879,000        115
56         Glendale        AZ     85302             6.6200%             6.5974%     $1,680,000     $1,673,123        115
57        Rochester        NY     14616             6.7800%             6.7449%     $1,550,000     $1,545,238        116
58     Charlottesville     VA     22903             6.6200%             6.5074%     $1,500,000     $1,500,000        116
59          Auburn         AL     36830             6.3900%             6.3674%     $1,125,000     $1,115,379        110
60          Aurora         CO     80011             6.9100%             6.8874%     $1,000,000       $996,168         79

                                                                         Units/
                               Orig            Rem.                     Sq. Ft./
        Maturity    ARD       Amort.          Amort.        Monthly      Rooms/    Interest Accrual Period
 #        Date      Date       Term            Term         Payment       Pads      (30/360 / Actual/360)
----   ----------   ----   -------------   -------------   ----------   --------   -----------------------
 1      7/1/2017    N/A    Interest Only   Interest Only     $593,108     88,160         Actual/360
 2     7/11/2012    N/A    Interest Only   Interest Only   $1,844,596    910,473         Actual/360
 3     5/11/2012    N/A    Interest Only   Interest Only     $409,053    372,814         Actual/360
 4     7/11/2017    N/A    Interest Only   Interest Only     $404,540    386,759         Actual/360
 5     2/11/2018    N/A              360             358     $355,761        747         Actual/360
5.1                                                                          101
5.2                                                                           83
5.3                                                                           89
5.4                                                                           96
5.5                                                                           89
5.6                                                                           99
5.7                                                                           62
5.8                                                                           64
5.9                                                                           64
 7     6/11/2012    N/A    Interest Only   Interest Only     $171,063        744         Actual/360
7.1                                                                          190
7.2                                                                          142
7.3                                                                          144
7.4                                                                          120
7.5                                                                          148
 9     12/11/2017   N/A              360             360     $110,817        200         Actual/360
10     2/11/2013    N/A              300             298     $132,117        294         Actual/360
12     12/11/2017   N/A              300             296     $110,546        220         Actual/360
13     1/11/2018    N/A              360             360      $77,217     41,290         Actual/360
15     2/11/2018    N/A              360             358      $44,992        160         Actual/360
16     2/11/2018    N/A              360             358      $29,943        152         Actual/360
19     2/11/2018    N/A              360             360      $54,275        120         Actual/360
20     11/11/2017   N/A              360             355      $31,100         67         Actual/360
21     11/11/2017   N/A              360             355      $27,292         72         Actual/360
24     12/11/2017   N/A              360             356      $54,436        101         Actual/360
25     11/11/2017   N/A              360             355      $49,669     29,826         Actual/360
27     1/11/2018    N/A              360             360      $45,622        106         Actual/360
33     11/11/2017   N/A              360             360      $34,596     23,438         Actual/360
34     12/11/2017   N/A              360             356      $36,872     19,870         Actual/360
35     11/11/2017   N/A              300             295      $34,963        134         Actual/360
36     1/11/2018    N/A              360             360      $31,262     23,673         Actual/360
37     1/11/2018    N/A              360             357      $32,042     63,590         Actual/360
37.1                                                                      35,365
37.2                                                                      28,225
39     11/11/2017   N/A              360             360      $26,318     13,466         Actual/360
42     12/11/2017   N/A              360             356      $25,904     25,999         Actual/360
43     12/11/2017   N/A              360             355      $26,371         67         Actual/360
44     6/11/2017    N/A              360             350      $24,499    125,584         Actual/360
46     7/11/2017    N/A              360             351      $21,307     45,520         Actual/360
47     11/11/2017   N/A              360             355      $20,769     24,269         Actual/360
47.1                                                                       5,307
47.2                                                                      18,962
48     3/11/2018    N/A              360             360      $20,639     14,213         Actual/360
49     1/11/2017    N/A              360             360      $17,484     12,900         Actual/360
50     11/11/2017   N/A              360             360      $17,070     17,400         Actual/360
52     1/11/2018    N/A              360             355      $15,534     20,424         Actual/360
55     11/11/2017   N/A              360             360      $12,187        106         Actual/360
56     11/11/2017   N/A              360             355      $10,752      6,939         Actual/360
57     12/11/2017   N/A              360             356      $10,084         24         Actual/360
58     12/11/2017   N/A              360             360       $9,600         10         Actual/360
59     6/11/2017    N/A              360             350       $7,030     10,700         Actual/360
60     11/11/2014   N/A              360             355       $6,593         44         Actual/360



          Primary               Master Servicing Fee            Payment     ARD Trust
 #     Servicing Fee    (Exclusive of Primary Servicing Fee)     Date     Mortgage Loan   Lockout/Defeasance
----   -------------    ------------------------------------    -------   -------------   ------------------
 1            0.0100%                                 0.0100%         1        No                Yes
 2            0.0100%                                 0.0100%        11        No                Yes
 3            0.0100%                                 0.0100%        11        No               No (2)
 4            0.0100%                                 0.0100%        11        No                Yes
 5            0.0100%                                 0.0100%        11        No                Yes
5.1
5.2
5.3
5.4
5.5
5.6
5.7
5.8
5.9
 7            0.0100%                                 0.0100%        11        No                Yes
7.1
7.2
7.3
7.4
7.5
 9            0.0100%                                 0.0100%        11        No                Yes
10            0.0100%                                 0.0100%        11        No                Yes
12            0.0100%                                 0.0100%        11        No                Yes
13            0.0225%                                 0.0100%        11        No                Yes
15            0.0100%                                 0.0100%        11        No                Yes
16            0.0100%                                 0.0100%        11        No                Yes
19            0.0225%                                 0.0100%        11        No                Yes
20            0.0225%                                 0.0100%        11        No                Yes
21            0.0225%                                 0.0100%        11        No                Yes
24            0.0100%                                 0.0100%        11        No                Yes
25            0.0225%                                 0.0100%        11        No                Yes
27            0.0225%                                 0.0100%        11        No                Yes
33            0.0100%                                 0.0100%        11        No                Yes
34            0.0100%                                 0.0100%        11        No                Yes
35            0.0100%                                 0.0100%        11        No                Yes
36            0.0225%                                 0.0100%        11        No                 No
37            0.0100%                                 0.0100%        11        No                Yes
37.1
37.2
39            0.0100%                                 0.0100%        11        No                Yes
42            0.0100%                                 0.0100%        11        No                Yes
43            0.0225%                                 0.0100%        11        No                Yes
44            0.0225%                                 0.0100%        11        No                Yes
46            0.0500%                                 0.0100%        11        No                Yes
47            0.0100%                                 0.0100%        11        No                Yes
47.1
47.2
48            0.0225%                                 0.0100%        11        No                 No
49            0.0225%                                 0.0100%        11        No                Yes
50            0.0100%                                 0.0100%        11        No                Yes
52            0.0100%                                 0.0100%        11        No                Yes
55            0.0100%                                 0.0100%        11        No                Yes
56            0.0100%                                 0.0100%        11        No                Yes
57            0.0225%                                 0.0100%        11        No                Yes
58            0.1000%                                 0.0100%        11        No                Yes
59            0.0100%                                 0.0100%        11        No                 No
60            0.0100%                                 0.0100%        11        No                Yes



             Earthquake           Environmental          Ground          Letter of      Loan
 #     Insurance (Yes/No/N/A)   Insurance (Yes/No)   Lease (Yes/No)   Credit (Yes/No)   Group
----   ----------------------   ------------------   --------------   ---------------   -----
 1              Yes                     No                 No               No              1
 2              Yes                     No                Yes               No              1
 3              N/A                     No                 No               No              1
 4              Yes                     No                 No               No              1
 5              Yes                     No                 No               No              1
5.1
5.2
5.3
5.4
5.5
5.6
5.7
5.8
5.9
 7              Yes                     No                 No               No              2
7.1                                                                                         2
7.2                                                                                         2
7.3                                                                                         2
7.4                                                                                         2
7.5                                                                                         2
 9              N/A                     No                 No               No              2
10              N/A                     No                 No               No              1
12              N/A                     No                 No               No              1
13              N/A                     No                 No               No              1
15              N/A                     No                 No               No              2
16              N/A                     No                 No               No              2
19              N/A                     No                 No               No              2
20              N/A                     No                 No               No              1
21              N/A                     No                 No               No              1
24              N/A                     No                 No               No              1
25              N/A                     No                 No               No              1
27              N/A                     No                 No               No              2
33              N/A                     No                 No               No              1
34              N/A                     No                 No               No              1
35              Yes                     No                 No               No              2
36              N/A                     No                 No               No              1
37              N/A                     No                 No               No              1
37.1                                                                                        1
37.2                                                                                        1
39              N/A                     No                 No               No              1
42              N/A                     No                 No               No              1
43              N/A                     No                 No               No              1
44              Yes                     No                 No               No              1
46              N/A                     No                 No               No              1
47              N/A                    Yes                 No               No              1
47.1                                                                                        1
47.2                                                                                        1
48              N/A                    Yes                 No               No              1
49              N/A                     No                 No               No              1
50              N/A                     No                 No               No              1
52              N/A                    Yes                 No               No              1
55              N/A                    Yes                 No               No              2
56              N/A                    Yes                 No               No              1
57              N/A                    Yes                 No               No              2
58              N/A                    Yes                 No               No              2
59              N/A                    Yes                 No               No              1
60              N/A                    Yes                 No               No              2




 #          Loan Seller
----   ----------------------
 1     Column Financial, Inc.
 2     Column Financial, Inc.
 3     Column Financial, Inc.
 4     Column Financial, Inc.
 5     Column Financial, Inc.
5.1
5.2
5.3
5.4
5.5
5.6
5.7
5.8
5.9
 7     Column Financial, Inc.
7.1
7.2
7.3
7.4
7.5
 9     Column Financial, Inc.
10     Column Financial, Inc.
12     Column Financial, Inc.
13     Column Financial, Inc.
15     Column Financial, Inc.
16     Column Financial, Inc.
19     Column Financial, Inc.
20     Column Financial, Inc.
21     Column Financial, Inc.
24     Column Financial, Inc.
25     Column Financial, Inc.
27     Column Financial, Inc.
33     Column Financial, Inc.
34     Column Financial, Inc.
35     Column Financial, Inc.
36     Column Financial, Inc.
37     Column Financial, Inc.
37.1
37.2
39     Column Financial, Inc.
42     Column Financial, Inc.
43     Column Financial, Inc.
44     Column Financial, Inc.
46     Column Financial, Inc.
47     Column Financial, Inc.
47.1
47.2
48     Column Financial, Inc.
49     Column Financial, Inc.
50     Column Financial, Inc.
52     Column Financial, Inc.
55     Column Financial, Inc.
56     Column Financial, Inc.
57     Column Financial, Inc.
58     Column Financial, Inc.
59     Column Financial, Inc.
60     Column Financial, Inc.

END

(1)   Based on a Cut-off date in April 2008.

(2) Commencing on the second anniversary of the REMIC start-up date as defined in the relevant loan documents, the borrower will also have the option to obtain a release of the mortgaged real property from the lien of the mortgage loan through defeasance.

                                                                    SCHEDULE III

                  MORTGAGE LOANS CONSTITUTING CROSSED GROUPS



      (1)  Stones Crossing and Grand Eagle

      (2)  Holiday Inn Express Brooksville and Hampton Inn Spring Hill

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                      None

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

            Exception(s) to representation (x)

            Harvard Market: The condominium declaration for the related Mortgaged Property provides that up to three months of delinquent assessments will constitute a lien that will be prior to the lien of any related mortgage. At the closing of the Mortgage Loan, the Borrower was required to deposit into a condominium assessment reserve an amount equal to six months' of estimated condominium assessments; the Borrower will be required to replenish such reserve in accordance with the Mortgage Loan Documents in the event that the lender uses funds on deposit therein. In addition, the Mortgage Loan Documents provide that the Mortgage Loan will become fully recourse to the Borrower if, among other things, the condominium association undertakes any action seeking enforcement of or foreclosure of any assessment lien against the Mortgaged Property that is prior to the Mortgage (unless such lien is paid in full by Borrower and such action is dismissed prior to foreclosure).

            Exception(s) to representations (xiii) and (xxxiii)

            450 Lexington Avenue: The related Mortgaged Property secures, on a pari passu basis with the Mortgage Loan, another mortgage loan with an original principal balance as of the Cut-off date of $200,000,000 (the "450 Lexington Avenue Companion Loan"), which is not included in the sale by the Seller to the Depositor. The Mortgage Loan is cross-defaulted with the 450 Lexington Avenue Companion Loan. The rights of the lenders are governed by an intercreditor agreement.

            McHugh Marriott Hilton Portfolio: The Mortgage Loan consists of a CBA "A" loan, which is part of an "A/B" loan structure consistent with the program (the "Column/CBA-Mezz Program") implemented between Column Financial, Inc. and CBA Mezzanine Capital. Such CBA "A" loan is cross-defaulted with a CBA "B" loan in the amount of $3,755,000 (which CBA "B" loan is not included in the sale by the Seller to the Depositor). The holder of the CBA "A" loan serves as collateral agent for both lenders. The CBA "A" Loan is senior in right of payment to the CBA "B" Loan, to the extent set forth in the related CBA intercreditor agreement entered into by Column Financial, Inc. and CBA Mezzanine Capital in accordance with the Column/CBA-Mezz Program.

            Exception(s) to representation (xviii)

            450 Lexington Avenue: The related Mortgaged Property secures, on a pari passu basis with the Mortgage Loan, another mortgage loan with an original principal balance as of the Cut-off date of $200,000,000 (the "450 Lexington Avenue Companion Loan"), which is not included in the sale by the Seller to the Depositor. The Mortgage Loan is cross-defaulted with the 450 Lexington Avenue Companion Loan. The rights of the lenders are governed by an intercreditor agreement.

            Exception(s) to representation (xxvii)

            Killeen Mall: The Borrower has represented and warranted that, to its knowledge, there are no past, present or threatened releases of hazardous substances in, on, under, from or affecting the Mortgaged Property that have not been fully remediated in accordance with applicable environmental laws. In addition, the Borrower has covenanted that no hazardous substances will be used, present or released in, on, under or from the Mortgaged Property, except for those that (a) are commonly used and stored at the Mortgaged Property and are in material compliance with applicable environmental laws or (b) are in compliance with environmental laws and permits required to be issued pursuant thereto, are fully disclosed to lender in writing and do not require remediation.

            Exception(s) to representation (xxxvii)

            Lakeside Apartments (Phase II): The related Borrower is the payee on a certain promissory note ("Lakeside Note") made by its affiliate, Lakeside Associates Limited Liability Company, a Virginia limited liability company. The Borrower has covenanted not to take any action to enforce the Lakeside Note or the obligations thereunder so long as the Mortgage Loan is outstanding.

            Exception(s) to representation (xl)

            Barron's Promenade Shopping Center: The applicable tax parcel includes not only related Mortgaged Property but also certain adjoining real property consisting of parking, office and condominium development parcels (the "Facet Properties Parcel") owned by an affiliate of the Borrower. The Borrower has represented that the tax parcel will be split as a normal, non-discretionary and ministerial function of the applicable taxing jurisdiction and that such split will be completed in accordance with local practice and in time for 2008 taxes to be separately assessed for the Mortgaged Property (exclusive of the Facet Properties Parcel). At the closing of the Mortgage Loan, the Borrower was required to escrow tax reserves based on assessments for the entire tax parcel (i.e. including the Facet Properties Parcel).

            Waikiki Beach Walk Retail: The owner (the "Central Plant Owner") of a condominium unit that is part of the same condominium regime as the related Mortgaged Property (but is not part of the collateral for the Mortgage Loan) is responsible for supplying chilled water to such Mortgaged Property, as well as to other condominium units within the regime. The related Borrower owns a minority interest in the Central Plant Owner and has pledged such interest as additional collateral for the Mortgage Loan. Pursuant to the related Mortgage Loan Documents, the Central Plant Owner has covenanted to act as a bankruptcy remote entity and to maintain insurance coverage in accordance with the lender's insurance criteria.

            Exception(s) to representation (lii)

            Lakeside Apartments (Phase II): The related Mortgaged Property constitutes a legal non-conforming use. However, law and ordinance insurance was waived due to fact that the improvements on the related Mortgaged Property can be rebuilt to current condition within two years of loss.

            Exception(s) to representation (liv)

            Henderson Commons: The related Borrower has the right to establish or designate the successor borrower. However, the Mortgage Loan Documents require that such successor borrower be a single-purpose, bankruptcy remote entity acceptable to the lender.

            Hampton Inn - Erie: The related Borrower has the right to establish or designate the successor borrower. However, the Mortgage Loan Documents require, among other things, that such successor borrower be a single-purpose, bankruptcy remote entity and that, if required by the lender or the applicable rating agencies, a non-consolidation opinion be delivered with respect to such successor borrower. In addition, as a condition to the related defeasance, the Borrower will be required to deliver, among other things, an opinion of counsel that no REMIC Pool will fail to maintain its status as a REMIC as a result of such defeasance event and written confirmation from the applicable rating agencies that such defeasance event will not result in a downgrade, withdrawal or qualification of the then current ratings of any class of Rated Certificates.

                                                                       EXHIBIT A

                         REPRESENTATIONS AND WARRANTIES
                          REGARDING THE MORTGAGE LOANS

            (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) [RESERVED.]

            (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

            (v) As of origination, to Seller's knowledge, based on the related Borrower's representations and covenants in the related Mortgage Loan Documents, the Borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date;

            (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no valid offset, defense, counterclaim, or right of rescission available to the related Borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) Each related Assignment of Leases (or, in the case of the Mortgage Loans known as Killeen Mall and Santa Fe Place, the related Mortgage) creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related Borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if any, or assignment of any other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (A) except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and (B) each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (xi) The Seller has not taken any action that would cause the representations and warranties made by the related Borrower in the related Mortgage Loan Documents not to be true;

            (xii) The Seller has no knowledge that the material representations and warranties made by the related Borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee and/or leasehold interest of the related Borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller and its successors and assigns as to such lien, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (D) the rights of the holder of any CBA B Loan that is part of a related Serviced Loan Combination to which any such Mortgage Loan belongs (items (A), (B), (C) and (D) collectively, "Permitted Encumbrances"); the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related mortgage file;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted) or reserves have been established to cover the costs to remediate such damage and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Trust Mortgage Loans which may have negative amortization from and after the Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

            (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith and all such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy or "all-risk" insurance policy, issued by an insurer meeting the requirements of the related Mortgage Loan Documents (which includes the requirement that the insurance carrier is authorized under applicable law to issue such insurance policy), in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the lender to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

            (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan; and, to the Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B) materially and adversely affects the use or value of the Mortgage Loan or the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller in any of the other paragraphs of this Exhibit A; and provided, further that a breach by the Borrower of any representation or warranty contained in any Mortgage Loan Document shall not constitute a non-monetary default, breach, violation or event of acceleration for purposes of this representation and warranty if the subject matter of such representation or warranty contained in any Mortgage Loan Document is also covered by any other representation or warranty made by the Seller in this Exhibit A;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the Borrower which would interfere with such right to foreclose, except, in the case of either (A) or (B) as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the Seller's knowledge, no Borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each Borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related Borrower or an affiliate thereof agreed to indemnify, defend and hold the lender and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan. A Phase I environmental report and, with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related Borrower and held by the related lender; (B) an operations or maintenance plan has been required to be obtained by the related Borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related mortgage file. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $4,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impairment environmental insurance policy was obtained with respect to each such Mortgage Loan and is a part of the related mortgage file. Each of such environmental insurance policies is in full force and effect, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the Borrower to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members, affiliated companies, for estate planning related purposes and other transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the Borrower to pay all fees and expenses associated with obtaining such consent) a majority interest in the related Borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the mortgage loan schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-off
Date);

            (xxxi) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

            (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

            (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

            (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

            (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

            (E) The ground lease is assignable to the lender under the ground lease and its assigns without the consent of the lessor thereunder;

            (F) As of the Closing Date, the ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

            (G) The ground lease or an ancillary agreement between the lessor and the lessee, which is part of the Mortgage File, requires the lessor to give notice of any default by the lessee to the lender;

            (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

            (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

            (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

            (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

            (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related Borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the Seller would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related mortgage file that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to the Depositor hereunder;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any Borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property;

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Agreement;

            (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $4,000,000 require that the related Borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

            (xxxviii) Each Mortgage Loan prohibits the related Borrower from mortgaging or otherwise encumbering the Mortgaged Property without the prior written consent of the lender or the satisfaction of debt service coverage or similar criteria specified therein and, except in connection with trade debt and equipment financings in the ordinary course of Borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each Borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the Borrower to maintain flood insurance, or at such Borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the Borrower;

            (xlii) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related lender, and except in connection with a trustee's sale after a default by the related Borrower, no fees are payable to such trustee;

            (xliii) [RESERVED.]

            (xliv) Except as disclosed in the Exception Report to this Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any Borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Borrower's ability to perform under the related Mortgage Loan;

            (xlv) No advance of funds has been made by the Seller to the related Borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related Borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlvi) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvii) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlviii) Except as disclosed in the Exception Report to this Agreement or the Prospectus Supplement with respect to the Crossed Loans and Mortgage Loans secured by multiple Mortgaged Properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, (C) releases of unimproved out-parcels or (D) releases of portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan;

            (xlix) Except as provided in paragraphs (xxxi)(J) and (K) above, any insurance proceeds in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

            (li) [RESERVED];

            (lii) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to any Mortgage Loan with a Stated Principal Balance as of the Closing Date of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (liii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all prepayment premium and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liv) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the Borrower can pledge only "government securities" (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended) in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the Borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the Borrower is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the Borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower must obtain Rating Agency confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificate rated by such Rating Agency;

            (lv) The Mortgage Loan Documents for each Mortgage Loan provide that the related Borrower thereunder or an affiliate thereof shall be liable to the Seller for any losses incurred by the Seller due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related Borrower; provided that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

            (lvi) If such Mortgage Loan is an ARD Trust Mortgage Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan;
(C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related Borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvii) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same Borrower and to Borrowers that are affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the Mortgage Loans; and

            (lviii) The Seller has delivered to the Trustee or a custodian appointed thereby, with respect to each Mortgage Loan, in accordance with
Section 3 of this Agreement, a complete Mortgage File.

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )



            ____________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "Mortgage") on the premises known as ______________ ______________ located in ______________;

            3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $______________ made by ______________, to _______________, under date of ______________
            (the "Note");

            4. that the Note is now owned and held by _______________;

            5. that the copy of the Note attached hereto is a true and correct copy thereof;

            6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

            8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2008-C1 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.

                                    COLUMN FINANCIAL, INC.

                                    By: ______________________________________
                                    Name:
                                    Title:

Sworn to before me this _____
day of __________, 2008